                                Exhibit 99.2
                          Joint Filer Information

Name of Joint Filer:            Thomas H. Lee Advisors, LLC

Address of Joint Filer:         c/o Thomas H. Lee Partners, L.P.
                                100 Federal Street, 35th Floor
                                Boston, MA 02110

Relationship of Joint
Filer to Issuer:                10% Owner
                                Director

Issuer Name and Ticker or
Trading Symbol:                 Dun & Bradstreet Holdings, Inc. [DNB]

Date of Earliest Transaction
Required to be Reported
(Month/Day/Year):               February 17, 2022

Designated Filer:               Thomas H. Lee Advisors, LLC

Signature:

THOMAS H. LEE ADVISORS, LLC
By: THL Holdco, LLC, its Managing Member

By: /s/ Michael McDonnell
    ------------------------------------------
    Name: Michael McDonnell
    Title: Chief Financial Officer, Management Company

Dated: February 17, 2022

                                Exhibit 99.2
                          Joint Filer Information
                                (continued)

Name of Joint Filer:             Thomas H. Lee Equity Fund VIII, L.P.

Address of Joint Filer:          c/o Thomas H. Lee Partners, L.P.
                                 100 Federal Street, 35th Floor
                                 Boston, MA 02110

Relationship of Joint
Filer to Issuer:                 10% Owner
                                 Director

Issuer Name and Ticker or
Trading Symbol:                  Dun & Bradstreet Holdings, Inc. [DNB]

Date of Earliest Transaction
Required to be Reported
(Month/Day/Year):                February 17, 2022

Designated Filer:                Thomas H. Lee Advisors, LLC

Signature:

THOMAS H. LEE EQUITY FUND VIII, L.P.
By: THL Equity Advisors VIII, LLC, its General Partner
By: Thomas H. Lee Partners, L.P., its Sole Member
By: Thomas H. Lee Advisors, LLC, its General Partner
By: THL Holdco, LLC, its Managing Member

By: /s/ Michael McDonnell
    ------------------------------------------
    Name: Michael McDonnell
    Title: Chief Financial Officer, Management Company

Dated: February 17, 2022

                                Exhibit 99.2
                          Joint Filer Information
                                (continued)

Name of Joint Filer:             Thomas H. Lee Parallel Fund VIII, L.P.

Address of Joint Filer:          c/o Thomas H. Lee Partners, L.P.
                                 100 Federal Street, 35th Floor
                                 Boston, MA 02110

Relationship of Joint Filer
to Issuer:                       10% Owner
                                 Director

Issuer Name and Ticker or
Trading Symbol:                  Dun & Bradstreet Holdings, Inc. [DNB]

Date of Earliest Transaction
Required to be Reported
(Month/Day/Year):                February 17, 2022

Designated Filer:                Thomas H. Lee Advisors, LLC

Signature:

THOMAS H. LEE PARALLEL FUND VIII, L.P.
By: THL Equity Advisors VIII, LLC, its General Partner
By: Thomas H. Lee Partners, L.P., its Sole Member
By: Thomas H. Lee Advisors, LLC, its General Partner
By: THL Holdco, LLC, its Managing Member

By: /s/ Michael McDonnell
    ------------------------------------------
    Name: Michael McDonnell
    Title: Chief Financial Officer, Management Company

Dated: February 17, 2022

                                Exhibit 99.2
                          Joint Filer Information
                                (continued)

Name of Joint Filer:             THL Fund VIII Coinvestment Partners, L.P.

Address of Joint Filer:          c/o Thomas H. Lee Partners, L.P.
                                 100 Federal Street, 35th Floor
                                 Boston, MA 02110

Relationship of Joint Filer
to Issuer:                       10% Owner
                                 Director

Issuer Name and Ticker or
Trading Symbol:                  Dun & Bradstreet Holdings, Inc. [DNB]

Date of Earliest Transaction
Required to be Reported
(Month/Day/Year):                February 17, 2022

Designated Filer:                Thomas H. Lee Advisors, LLC

Signature:

THL FUND VIII COINVESTMENT PARTNERS, L.P.
By: Thomas H. Lee Partners, L.P., its General Partner
By: Thomas H. Lee Advisors, LLC, its General Partner
By: THL Holdco, LLC, its Managing Member

By: /s/ Michael McDonnell
    ------------------------------------------
    Name: Michael McDonnell
    Title: Chief Financial Officer, Management Company

Dated: February 17, 2022

                                Exhibit 99.2
                          Joint Filer Information
                                (continued)

Name of Joint Filer:              THL Executive Fund VIII, L.P.

Address of Joint Filer:           c/o Thomas H. Lee Partners, L.P.
                                  100 Federal Street, 35th Floor
                                  Boston, MA 02110

Relationship of Joint Filer
to Issuer:                        10% Owner
                                  Director

Issuer Name and Ticker or
Trading Symbol:                   Dun & Bradstreet Holdings, Inc. [DNB]

Date of Earliest Transaction
Required to be Reported
(Month/Day/Year):                 February 17, 2022

Designated Filer:                 Thomas H. Lee Advisors, LLC

Signature:

THL EXECUTIVE FUND VIII, L.P.
By: THL Equity Advisors VIII, LLC, its General Partner
By: Thomas H. Lee Partners, L.P., its Sole Member
By: Thomas H. Lee Advisors, LLC, its General Partner
By: THL Holdco, LLC, its Managing Member

By: /s/ Michael McDonnell
    ------------------------------------------
    Name: Michael McDonnell
    Title: Chief Financial Officer, Management Company

Dated: February 17, 2022

                                Exhibit 99.2
                          Joint Filer Information
                                (continued)

Name of Joint Filer:               THL Equity Fund VIII Investors (D&B), L.P.

Address of Joint Filer:            c/o Thomas H. Lee Partners, L.P.
                                   100 Federal Street, 35th Floor
                                   Boston, MA 02110

Relationship of Joint Filer
to Issuer:                         10% Owner
                                   Director

Issuer Name and Ticker or
Trading Symbol:                    Dun & Bradstreet Holdings, Inc. [DNB]

Date of Earliest Transaction
Required to be Reported
(Month/Day/Year):                  February 17, 2022

Designated Filer:                  Thomas H. Lee Advisors, LLC

Signature:

THL EQUITY FUND VIII INVESTORS (D&B), L.P.
By: THL Equity Advisors VIII, LLC, its General Partner
By: Thomas H. Lee Partners, L.P., its Sole Member
By: Thomas H. Lee Advisors, LLC, its General Partner
By: THL Holdco, LLC, its Managing Member

By: /s/ Michael McDonnell
    ------------------------------------------
    Name: Michael McDonnell
    Title: Chief Financial Officer, Management Company

Dated: February 17, 2022

                                Exhibit 99.2
                         Joint Filer Information
                                (continued)

Name of Joint Filer:               THL Equity Advisors VIII, LLC

Address of Joint Filer:            c/o Thomas H. Lee Partners, L.P.
                                   100 Federal Street, 35th Floor
                                   Boston, MA 02110

Relationship of Joint Filer
to Issuer:                         10% Owner
                                   Director

Issuer Name and Ticker or
Trading Symbol:                    Dun & Bradstreet Holdings, Inc. [DNB]

Date of Earliest Transaction
Required to be Reported
(Month/Day/Year):                  February 17, 2022

Designated Filer:                  Thomas H. Lee Advisors, LLC

Signature:

THL EQUITY ADVISORS VIII, LLC
By: Thomas H. Lee Partners, L.P., its Sole Member
By: Thomas H. Lee Advisors, LLC, its General Partner
By: THL Holdco, LLC, its Managing Member

By: /s/ Michael McDonnell
    ------------------------------------------
    Name: Michael McDonnell
    Title: Chief Financial Officer, Management Company

Dated:                              February 17, 2022

                                Exhibit 99.2
                          Joint Filer Information
                                (continued)

Name of Joint Filer:              Thomas H. Lee Partners, L.P.

Address of Joint Filer:           100 Federal Street, 35th Floor
                                  Boston, MA 02110

Relationship of Joint Filer
to Issuer:                        10% Owner
                                  Director

Issuer Name and Ticker or
Trading Symbol:                   Dun & Bradstreet Holdings, Inc. [DNB]

Date of Earliest Transaction
Required to be Reported
(Month/Day/Year):                 February 17, 2022

Designated Filer:                 Thomas H. Lee Advisors, LLC

Signature:

THOMAS H. LEE PARTNERS, L.P.
By: Thomas H. Lee Advisors, LLC, its General Partner
By: THL Holdco, LLC, its Managing Member

By: /s/ Michael McDonnell
    ------------------------------------------
    Name: Michael McDonnell
    Title: Chief Financial Officer, Management Company

Dated: February 17, 2022

                                Exhibit 99.2
                          Joint Filer Information
                               (continued)

Name of Joint Filer:             THL Managers VIII, LLC

Address of Joint Filer:          c/o Thomas H. Lee Partners, L.P.
                                 100 Federal Street, 35th Floor
                                 Boston, MA 02110

Relationship of Joint Filer
to Issuer:                       10% Owner
                                 Director

Issuer Name and Ticker or
Trading Symbol:                  Dun & Bradstreet Holdings, Inc. [DNB]

Date of Earliest Transaction
Required to be Reported
(Month/Day/Year):                February 17, 2022

Designated Filer:                Thomas H. Lee Advisors, LLC

Signature:

THL MANAGERS VIII, LLC
By: Thomas H. Lee Partners, L.P., its Managing Member
By: Thomas H. Lee Advisors, LLC, its General Partner
By: THL Holdco, LLC, its Managing Member

By: /s/ Michael McDonnell
    ------------------------------------------
    Name: Michael McDonnell
    Title: Chief Financial Officer, Management Company

Dated: February 17, 2022

                                Exhibit 99.2
                          Joint Filer Information
                                (continued)

Name of Joint Filer:              THL Holdco, LLC

Address of Joint Filer:           c/o Thomas H. Lee Partners, L.P.
                                  100 Federal Street, 35th Floor
                                  Boston, MA 02110

Relationship of Joint Filer
to Issuer:                        10% Owner
                                  Director

Issuer Name and Ticker or
Trading Symbol:                   Dun & Bradstreet Holdings, Inc. [DNB]

Date of Earliest Transaction
Required to be Reported
(Month/Day/Year):                 February 17, 2022

Designated Filer:                 Thomas H. Lee Advisors, LLC

Signature:

THL HOLDCO, LLC

By: /s/ Michael McDonnell
    ------------------------------------------
    Name: Michael McDonnell
    Title: Chief Financial Officer, Management Company

Dated: February 17, 2022

                                Exhibit 99.2
                          Joint Filer Information
                                (continued)

Name of Joint Filer:              Thomas M. Hagerty

Address of Joint Filer:           c/o Thomas H. Lee Partners, L.P.
                                  100 Federal Street, 35th Floor
                                  Boston, MA 02110

Relationship of Joint Filer
to Issuer:                        Director

Issuer Name and Ticker or
Trading Symbol:                   Dun & Bradstreet Holdings, Inc. [DNB]

Date of Earliest Transaction
Required to be Reported
(Month/Day/Year):                 February 17, 2022

Designated Filer:                 Thomas H. Lee Advisors, LLC

Signature: /s/ Thomas M. Hagerty
           ------------------------------------------
           Thomas M. Hagerty

Dated: February 17, 2022

                                Exhibit 99.2
                            Joint Filer Information
                                (continued)

Name of Joint Filer:              Gnaneshwar B. Rao

Address of Joint Filer:           c/o Thomas H. Lee Partners, L.P.
                                  100 Federal Street, 35th Floor
                                  Boston, MA 02110

Relationship of Joint Filer
to Issuer:                        Director

Issuer Name and Ticker or
Trading Symbol:                   Dun & Bradstreet Holdings, Inc. [DNB]

Date of Earliest Transaction
Required to be Reported
(Month/Day/Year):                 February 17, 2022

Designated Filer:                 Thomas H. Lee Advisors, LLC

Signature: /s/ Gnaneshwar B. Rao
           ------------------------------------------
           Gnaneshwar B. Rao

Dated: February 17, 2022